Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Pyrophyte Acquisition Corp. II:

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Pyrophyte Acquisition Corp. II (the “Company”) as of July 18, 2025, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of July 18, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2025.

New York, New York

July 24, 2025

PYROPHYTE ACQUISITION CORP. II

BALANCE SHEET

JULY 18, 2025

ASSETS
Cash	$243,915
Prepaid expenses	198,432
Due from Sponsor	1,466,622
Total current assets	1,908,969
Cash held in Trust Account	175,000,000
Prepaid insurance - long term	80,353
Total Assets	$176,989,322

LIABILITIES, ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION, AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$318,076
Accrued expenses	81,336
Total current liabilities	399,412
Deferred underwriting fees payable	7,875,000
Overallotment liability	160,650
Total liabilities	8,435,062

Commitments and Contingencies (Note 6)

Class A ordinary shares subject to possible redemption, 17,500,000 shares at $10.00 per share	175,000,000

Shareholders’ Deficit:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	-
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; none issued or outstanding (excluding 17,500,000 Class A ordinary shares subject to possible redemption)	-
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 7,255,952 shares issued and outstanding (1)	726
Additional paid-in capital	-
Accumulated deficit	(6,446,466)
Total shareholders’ deficit	(6,445,740)
Total Liabilities, Ordinary Shares Subject to Possible Redemption, and Shareholders’ Deficit	$176,989,322

(1)	Includes an aggregate of up to 946,428 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (Note 5). The underwriters have 45 days after the closing of the Initial Public Offering to exercise their over-allotment option.

The accompanying notes are an integral part of this financial statement.

PYROPHYTE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

JULY 18, 2025

NOTE 1—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Pyrophyte Acquisition Corp. II (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on May 1, 2025. The Company was incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which is referred to as the initial business combination. The Company has not selected any specific business combination target and the Company has not, nor has anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any business combination target with respect to an initial business combination with the Company.

As of July 18, 2025, the Company had not yet commenced operations. All activity for the period from May 1, 2025 (inception) through July 18, 2025 relates to the Company’s formation and consummation of the initial public offering (the “IPO”). The Company will not generate any operating revenues until after the completion of its initial business combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the IPO. The Company has selected December 31 as its fiscal year end.

On July 18, 2025, the Company consummated its IPO of 17,500,000 units (the “units”). The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $175,000,000, which is described in Note 3. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A ordinary shares”) and one-half of one warrant (“public warrant”) of the Company. Each whole public warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 2,625,000 additional units to cover over-allotments, if any.

Simultaneously with the closing of the Public Offering, the Company completed the private sale of 5,050,000 warrants (the “private placement warrants”) at a purchase price of $1.00 per private placement warrant (the “private placement”) to Pyrophyte Acquisition II LLC (the “sponsor”) and the Company’s independent directors, generating gross proceeds to the Company of $5,050,000, which is described in Note 4.

Transaction costs amounted to $11,242,961, including $7,875,000 in deferred underwriting fees, $2,625,000 in upfront underwriting fees, and $742,961 in other offering costs related to the IPO. In addition, cash of $1,500,000 was held outside of the trust account described below and is available for the payment of offering costs and for working capital purposes.

The Company’s business combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the net assets held in the trust account (excluding the amount of deferred underwriting discounts held and taxes paid or payable on the income earned on the trust account) at the time of the signing of an agreement to enter into a business combination. However, the Company will only complete a business combination if the post-business combination company owns or acquires 50% or more of the outstanding voting securities of the target or is otherwise not required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a business combination.

PYROPHYTE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

JULY 18, 2025

Upon the closing of the IPO, an aggregate of $10.00 per unit sold in the IPO was held in a trust account as cash and will be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations, or held as cash; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended business combination. To mitigate the risk that the Company might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that it holds investments in the trust account, the Company may, at any time (based on the management team’s ongoing assessment of all factors related to the potential status under the Investment Company Act), instruct the trustee to liquidate the investments held in the trust account and instead to hold the funds in the trust account in cash or in an interest or non-interest bearing demand deposit account at a U.S. chartered commercial bank with consolidated assets of $100 billion or more selected by the trustee that is reasonably satisfactory to the Company. Except with respect to interest earned on the funds held in the trust account that may be released to pay the Company’s taxes, the proceeds from the IPO and the sale of the private placement warrants will not be released from the trust account until the earliest to occur of (i) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public shareholders who properly exercise their redemption rights in connection therewith), (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s memorandum and articles of association (A) in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provision relating to the rights of holders of Class A ordinary shares or pre-initial business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete a business combination within 24 months from the closing of IPO, subject to applicable law. If the Company does not complete an initial business combination within 24 months from the closing of the IPO, the Company and the underwriters have agreed that (1) the underwriters will forfeit any rights or claims to their deferred underwriting discounts and commissions, including any accrued interest thereon, then in the trust account; and (2) that the deferred underwriters’ discounts and commissions will be distributed on a pro rata basis, together with any accrued interest thereon (which interest shall be net of taxes paid or payable) to the public shareholders.

The Company will provide its public shareholders with the opportunity to redeem, regardless of whether they abstain, vote for, or vote against the Company’s initial business combination, all or a portion of their public shares in connection with the completion of the initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the funds held in the trust account (net of taxes paid or payable), divided by the number of then issued and outstanding public shares, subject to the limitations and on the conditions described herein. The amount in the trust account is initially anticipated to be $10.00 per public share. The per share amount the Company will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters. The Company’s sponsor, officers and directors have entered into a letter agreement with the Company, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with the completion of the Company’s initial business combination. Unlike many special purpose acquisition companies that hold shareholder votes and conduct proxy solicitations in conjunction with their initial business combinations and provide for related redemptions of public shares for cash upon completion of such initial business combinations even when a vote is not required by law, if a shareholder vote is not required by law and the Company do not decide to hold a shareholder vote for business or other legal reasons, it will, pursuant to its amended and restated memorandum and articles of association, conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (the “SEC”), and file tender offer documents with the SEC prior to completing its initial business combination. The Company’s amended and restated memorandum and articles of association require these tender offer documents to contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under the SEC’s proxy rules. If, however, a shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or other reasons, it will, like many special purpose acquisition companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval, it will complete its initial business combination only if it obtains the approval of an ordinary resolution under Cayman Islands law and its amended and restated memorandum and articles of association, which requires the affirmative vote of at least a majority of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting of the Company. However, if the Company’s initial business combination is structured as a statutory merger or consolidation with another company under Cayman Islands law, the approval of its initial business combination will require the approval of a special resolution, which requires the affirmative vote of at least two-thirds of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting of the Company. However, the participation of the Company’s sponsor, officers, directors, advisors or their affiliates in privately-negotiated transactions (as described in this prospectus), if any, could result in the approval of an initial business combination even if a majority of the public shareholders vote, or indicate their intention to vote, against such initial business combination. For purposes of seeking approval of an ordinary resolution, non-votes will have no effect on the approval of the initial business combination once a quorum is obtained. The Company’s amended and restated memorandum and articles of association require that at least five clear days’ notice will be given of any general meeting.

PYROPHYTE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

JULY 18, 2025

The Class A ordinary shares subject to redemption was recorded at a redemption value and classified as temporary equity upon the completion of the IPO, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.” If the Company seeks shareholder approval of the business combination, a majority of the issued and outstanding shares voted must be voted in favor of the business combination.

Pursuant to the Company’s amended and restated memorandum and articles of association, if it has not completed its initial business combination within 24 months from the closing of the IPO, it will as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (which interest shall be net of amounts not previously released to the Company for permitted withdrawals and up to $100,000 of interest to pay liquidation expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The sponsor, officers and directors have entered into a letter agreement with the Company, pursuant to which they have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if the Company fails to complete its initial business combination within 24 months from the closing of the IPO. However, if the sponsor or management team acquire public shares in or after the IPO, they will be entitled to liquidating distributions from the trust account with respect to such public shares if the Company fails to complete its initial business combination within the prescribed time period.

Liquidity and Capital Resources

The Company’s liquidity needs up to July 18, 2025 had been satisfied through the loan under an unsecured promissory note from the sponsor of up to $300,000 (see Note 5). At July 18, 2025, the Company had $243,915 in cash, due from the sponsor of $1,466,622, and working capital of $1,509,557.

In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, the sponsor, members of the Company’s founding team or any of their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a business combination, the Company would repay such loaned amounts at that time. Up to $1,500,000 of such Working Capital Loans may be converted into private placement-equivalent units at a price of $10.00 per unit. As of July 18, 2025, the Company had no borrowings under the Working Capital Loans.

In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Codification (“ASC”) 205-40, “Presentation of Financial Statements-Going Concern,” the Company does not believe it will need to raise additional funds in order to meet the expenditures required for operating its business. However, if the estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a business combination are less than the actual amount necessary to do so, the Company may have insufficient funds available to operate its business prior to the initial business combination. Management has determined that upon consummation of the IPO and the sale of the private placement units, the Company has sufficient funds to finance the working capital needs of the Company within one year from the date of issuance of the financial statement.

PYROPHYTE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

JULY 18, 2025

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the “Securities Act”, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the financial statement in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $243,915 in cash and no cash equivalents as of July 18, 2025.

Cash Held in Trust Account

As of July 18, 2025, the assets held in the trust account were held in cash.

PYROPHYTE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

JULY 18, 2025

Class A Ordinary Shares Subject to Possible Redemption

The Company’s Class A ordinary shares that were sold as part of the units in the IPO contain a redemption feature which allows for the redemption of such Class A ordinary shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial business combination. In accordance with ASC 480-10-S99, the Company classifies ordinary shares subject to redemption outside of permanent (deficit) equity as the redemption provisions are not solely within the control of the Company. Each unit consists of one Class A ordinary share and one-half of one public warrant. As such, the initial carrying value of Class A ordinary shares classified as temporary equity was the allocated proceeds determined in accordance with ASC 470-20. The Class A ordinary shares are subject to ASC 480-10-S99 and are currently not redeemable as the redemption is contingent upon the occurrence of events mentioned above. According to ASC 480-10-S99-15, no subsequent adjustment is needed if it is not probable that the instrument will become redeemable. The Class A ordinary shares subject to possible redemption reflected on the balance sheet as of July 18, 2025 are reconciled in the following table:

Gross proceeds	$175,000,000
Less:
Deferred underwriting fees and other offering costs	(11,013,559)
Proceeds allocated to public warrants	(3,252,375)
Plus:
Total accretion of carrying value to redemption value	14,265,934
Class A ordinary shares subject to possible redemption	$175,000,000

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurement,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Fair Value Measurement

Fair value is defined as the price that would be received for sale of an asset or paid for in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

PYROPHYTE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

JULY 18, 2025

Offering Costs

The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A — “Expenses of Offering.” Deferred offering costs consist principally of professional and registration fees that are related to the IPO. Financial Accounting Standards Board (“FASB”) ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate IPO proceeds from the units between Class A ordinary shares and warrants, prorate, allocating the IPO proceeds to the assigned value of the warrants and to the Class A ordinary shares. Offering costs allocated to the Class A ordinary shares were charged to temporary equity and offering costs allocated to the public and private placement warrants were charged to shareholders’ deficit as public and private placement warrants, after management’s evaluation, are accounted for under equity treatment.

Income Taxes

The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of July 18, 2025, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.

Share-Based Compensation

The Company accounts for founder shares issued to its independent directors in accordance with SEC Staff Accounting Bulletin 5T and ASC 718, “Compensation-Stock Compensation.” The fair value of the founder shares issued in this arrangement was determined using the implied stock price as of the date of the IPO of the Company’s Class A ordinary shares and the probability of the success of the initial business combination.

Derivative Financial Instruments

The Company evaluates its equity-linked financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging.”

The Company accounted for the public warrants issued in connection with the IPO and the private placement warrants in accordance with the guidance contained in ASC 815-40. Such guidance provides that the warrants described above are not precluded from equity classification. Equity-classified contracts are initially measured at fair value (or allocated value). Subsequent changes in fair value are not recognized as long as the instruments continue to be classified in equity.

PYROPHYTE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

JULY 18, 2025

The over-allotment option was deemed to be a freestanding financial instrument indexed on the contingently redeemable shares and would be accounted for as a liability pursuant to ASC 480. The over-allotment option was not exercised as of July 18, 2025 and the underwriters have 45 days from the date of the IPO to exercise their over-allotment option. As of July 18, 2025, the Company recorded over-allotment liability of $160,650. Such liability will be reversed when the over-allotment option is exercised or the expiration of time when the over-allotment option should be exercised.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal Deposit Insurance Corporation coverage of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 3—INITIAL PUBLIC OFFERING

The registration statement for the Company’s IPO was declared effective on July 16, 2025. On July 18, 2025, the Company consummated the IPO of 17,500,000 units, generating gross proceeds of $175,000,000. Each unit consisted of one Class A ordinary share and one-half of one public warrant. Each public warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per whole share.

The Company granted the underwriters a 45-day option to purchase up to 2,625,000 additional units to cover any over-allotments at the IPO price less the underwriting discounts and commissions. The units that would be issued in connection with the over-allotment option would be identical to the units issued in the IPO.

NOTE 4—PRIVATE PLACEMENT WARRANTS

Simultaneously with the closing of the IPO, the sponsor purchased an aggregate 5,050,000 private placement warrants at a price of $1.00 per whole private placement warrant in a private placement that occurred simultaneously with the closing of the IPO. Each whole private placement warrant is exercisable for one whole Class A ordinary shares at a price of $11.50 per share.

Each private placement warrant is exercisable for one Class A ordinary share at a price of $11.50 per share. If the initial business combination is not completed within 24 months from the closing of the IPO, the proceeds from the sale of the private placement warrants held in the trust account will be used to fund the redemption of the public shares (subject to the requirements of applicable law) and the private placement warrants will expire worthless. The private placement warrants will be non-redeemable and exercisable on a cashless basis and will expire five years after the completion of the Company’s initial business combination or earlier upon redemption or liquidation, as described in this prospectus. As the sponsor will agree, subject to limited exceptions, not to transfer, assign or sell any of the private placement warrants (including their underlying securities) until 30 days after the completion of the initial business combination.

PYROPHYTE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

JULY 18, 2025

NOTE 5—RELATED PARTY TRANSACTIONS

Founder Shares

On May 5, 2025, the sponsor made a capital contribution of $25,000, or approximately $0.003 per share, to cover certain of the Company’s expenses, for which the Company issued 7,255,952 founder shares to the sponsor. Up to 946,428 of the founder shares may be surrendered by the sponsor for no consideration if the underwriters’ over-allotment is not fully exercised. The underwriters have 45 days after the closing of the IPO to exercise their over-allotment option.

In June 2025, the sponsor transferred 30,000 of the Company’s founder shares to each of the Company’s three independent directors. These 90,000 shares were not subject to forfeiture. The allocation of the founder shares to the directors is in the scope of ASC 718. Under ASC 718, share-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The Company used the implied stock price as of the date of the IPO of the Company’s Class A ordinary shares and the probability of the success of the initial business combination. The fair value of the 90,000 shares granted to the Company’s directors was $216,637 or $2.41 per share. The founder shares were granted subject to a performance condition, the performance of the duties of an independent director through and the occurrence of an initial business combination. Compensation expense related to the founder shares is recognized only when the performance condition is probable of occurrence under ASC 718. The Company determined the performance conditions are not considered probable, and, therefore, no share-based compensation expense was recognized as of July 18, 2025. As of July 18, 2025, the unrecognized stock compensation expense was $216,637.

The Company’s initial shareholders have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of (i) one year after the completion of the initial business combination and (ii) the date following the completion of the initial business combination on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property (except to certain permitted transferees and under certain circumstances). Notwithstanding the foregoing, if the last sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the completion of the Company’s initial business combination, the founder shares will be released from this lock-up.

Promissory Note—Related Party

The sponsor has agreed to loan the Company an aggregate of up to $300,000 under an unsecured promissory to be used for a portion of the expenses in connection with the IPO. The loan was non-interest bearing, unsecured and due at the earlier of December 31, 2025 or the closing of the IPO. As of July 18, 2025, the $300,000 note was fully utilized by the Company. In connection with the private sale of 5,050,000 warrants as described above in Note 4, the Company settled the outstanding note through the issuance of 300,000 private placement warrants to the related party. The 300,000 private placement warrants are included in the total of 5,050,000 in connection with the IPO. The Company determined that the carrying value and fair value of the note are the same as the fair value of the private placement warrants given in exchange for the note. As of July 18, 2025, there are no amounts outstanding under the note and the note is no longer available to be drawn.

Due from Sponsor

As of July 18, 2025, the sponsor owed the Company an aggregate amount of $1,466,622. The amount is non interest bearing, due on demand and expected to be settled in the near term.

Administrative Support Agreement

Commencing on the effective date of the IPO, the Company entered into an agreement with the sponsor to pay an aggregate of $35,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the initial business combination or its liquidation, the Company will cease paying these monthly fees. As of July 18, 2025, the Company recognized $17,500 in administrative fees.

PYROPHYTE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

JULY 18, 2025

Working Capital Loans

In order to finance transaction costs in connection with an intended initial business combination, the Company’s sponsor or an affiliate of its sponsor or certain of its officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes its initial business combination, the Company would repay such Working Capital Loans. In the event that the initial business combination does not close, the Company may use a portion of proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into private placement-equivalent units at a price of $10.00 per unit at the option of the lender. Such units and their underlying securities would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period of the underlying warrants. The terms of such Working Capital Loans by the Company’s sponsor or its affiliates, or its officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. As of July 18, 2025, no such Working Capital Loans were outstanding.

NOTE 6—COMMITMENTS AND CONTINGENCIES

Risks and Uncertainties

The United States has recently enacted and proposed to enact significant new tariffs. Additionally, President Trump has directed various federal agencies to further evaluate key aspects of U.S. trade policy and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict potential target companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Company’s possibility of closing an initial business combination. Any of the above mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the escalation of the Israel-Hamas conflict and subsequent sanctions or related actions, could adversely affect the Company’s search for an initial business combination and any target business with which it may ultimately consummate an initial business combination.

Registration Rights

The holders of the founder shares, private placement warrants (and their underlying securities) and units that may be issued upon conversion of Working Capital Loans (and their underlying securities) and any Class A ordinary shares held by the Company’s initial shareholders at the completion of the IPO or acquired prior to or in connection with the initial business combination, will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the registration statement of which this prospectus forms a part, requiring the Company to register such securities for resale (in the case of the founder shares, only after conversion to Class A ordinary shares). The holders of these securities, having a value of at least $25 million in the aggregate, are entitled to make up to three demands that the Company offer such securities in an underwritten offering. These holders also have certain “piggyback” registration rights with respect to certain underwritten offerings the Company may conduct. The Company will bear the expenses incurred in connection with registering these securities.

Underwriting Agreement

The Company paid a discount of 1.5% of the per unit IPO price on the base units sold in the Offering (or $2,625,000 in aggregate) to the underwriters at the closing of the Offering, with an additional fee of 4.5% of the gross IPO proceeds with respect to the base units sold in the Offering (and 6.0% of the per unit IPO price on the units sold pursuant to the underwriters' over-allotment option) payable only upon the Company’s completion of its initial business combination (the “Deferred Discount”).

A Deferred Discount of $7,875,000, assuming no exercise of the over-allotment option, will become payable to the underwriters from the amounts held in the trust account solely in the event the Company completes its initial business combination.

PYROPHYTE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

JULY 18, 2025

NOTE 7—SHAREHOLDERS’ DEFICIT

Preference Shares—The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At July 18, 2025, there were no preference shares issued or outstanding.

Class A Ordinary Shares—The Company is authorized to issue a total of 200,000,000 Class A ordinary shares at par value of $0.0001 each. At July 18, 2025, there were no Class A ordinary shares issued or outstanding, excluding 17,500,000 Class A ordinary shares subject to possible redemption.

Class B Ordinary Shares—The Company is authorized to issue a total of 20,000,000 Class B ordinary shares at par value of $0.0001 each. On July 18, 2025, the Company issued 7,255,952 Class B ordinary shares to the sponsor for $25,000, or approximately $0.003 per share. The founder shares include an aggregate of up to 946,428 shares subject to forfeiture if the over-allotment option is not exercised by the underwriters in full. The underwriters have 45 days after the closing of the IPO to exercise their over-allotment option. At July 18, 2025, there were 7,255,952 Class B ordinary shares issued and outstanding.

The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of the Company’s initial business combination (with such conversion taking place immediately prior to, simultaneously with, or immediately following the time of the initial business combination, as may be determined by the Company’s directors) or earlier at the option of the holder on a one-for-one basis (subject to adjustment for share subdivisions, share dividends, reorganizations, recapitalizations and the like), and subject to further adjustment as provided herein. In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the IPO and related to the closing of the initial business combination, the ratio at which Class B ordinary shares convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issued and issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, 26.5% of the sum of (i) the total number of all ordinary shares outstanding upon the completion of the IPO (including any Class A ordinary shares issued pursuant to the underwriters’ over-allotment option but excluding the Class A ordinary shares underlying the private placement warrants issued to the sponsor), plus (ii) all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with the Company’s initial business combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial business combination and any private placement-equivalent warrants issued to the Company’s sponsor or any of its affiliates or to the Company’s officers and directors upon conversion of Working Capital Loans) minus (iii) any redemptions of Class A ordinary shares by public shareholders prior to or in connection with an initial business combination.

If the Company enters into an initial business combination, it may (depending on the terms of such an initial business combination) be required to increase the number of Class A ordinary shares which the Company is authorized to issue at the same time as the Company’s shareholder votes on the initial business combination to the extent the Company seeks shareholder approval in connection with the initial business combination. Holders of the Company’s ordinary shares are entitled to one vote for each ordinary share (except as otherwise expressed in the Company’s amended and restated memorandum and articles of association).

Warrants — As of July 18, 2025, there were 13,800,000 warrants outstanding (8,750,000 public warrants and 5,050,000 private placement warrants). Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as described herein. Only whole warrants are exercisable.

The Company will not be obligated to issue any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations described below with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will the Company be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the Class A ordinary share underlying such unit.

PYROPHYTE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

JULY 18, 2025

The Company is registering the Class A ordinary shares issuable upon exercise of the warrants in the registration statement of which this prospectus forms a part because the warrants will become exercisable 30 days after the completion of the Company’s initial business combination, which may be within one year of the IPO. However, because the warrants will be exercisable until their expiration date of up to five years after the completion of the initial business combination, in order to comply with the requirements of Section 10(a)(3) of the Securities Act following the consummation of the initial business combination, under the terms of the warrant agreement, the Company has agreed that, as soon as practicable, but in no event later than 20 business days, after the closing of its initial business combination, the Company will use its commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement of which this prospectus forms a part or a new registration statement covering the registration under the Securities Act of the Class A ordinary shares issuable upon exercise of the warrants and thereafter will use its commercially reasonable efforts to cause the same to become effective within 60 business days following its initial business combination and to maintain a current prospectus relating to the Class A ordinary shares issuable upon exercise of the warrants until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the sixtieth (60) business day after the closing of the Company’s initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Company’s Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Redemption of warrants for cash when the price per Class A ordinary share equals or exceeds $18.00

The Company may redeem the outstanding public warrants for cash:

➤	in whole and not in part;

➤	at a price of $0.01 per warrant; upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”); and

➤	if, and only if, the last reported sale price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which the Company send the notice of redemption to the warrant holders.

The Company will not redeem the warrants as described above unless a registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants is effective and a current prospectus relating to those Class A ordinary shares is available throughout such 30 trading day period and the 30 day redemption period. If and when the public warrants become redeemable by the Company, it may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. The Company has established the last of the redemption criterion discussed above to prevent a  redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and the Company issues a notice of redemption of the warrants, each warrant holder will be entitled to exercise its warrant prior to the scheduled redemption date. However, the price of the Class A ordinary shares may fall below the $18.00 redemption trigger price (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.

PYROPHYTE ACQUISITION CORP. II

NOTES TO FINANCIAL STATEMENT

JULY 18, 2025

Anti-dilution Adjustments

If the number of outstanding Class A ordinary shares is increased by a share capitalization payable in Class A ordinary shares, or by a subdivision of ordinary shares or other similar event, then, on the effective date of such share capitalization, subdivision or similar event, the number of Class A ordinary shares issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding ordinary shares. A rights offering made to all or substantially all holders of ordinary shares entitling holders to purchase Class A ordinary shares at a price less than the fair market value will be deemed a share capitalization of a number of Class A ordinary shares equal to the product of (i) the number of Class A ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A ordinary shares) and (ii) the quotient of (x) the price per Class A ordinary share paid in such rights offering and (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Class A ordinary shares, in determining the price payable for Class A ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of Class A ordinary shares as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the Class A ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

NOTE 8—FAIR VALUE MEASUREMENT

The public warrants were valued using a Monte Carlo simulation in a risk-neutral framework (a special case of the Income Approach). The public warrants have been classified within shareholders’ deficit and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the valuation of the public warrants:

July 18, 2025
Market price of public stock	$9.81
Term (years)	6.50
Risk-free rate	3.77%
Dividend yield	0.00%
Volatility	9.11%
Probability of merger	25.00%

NOTE 9—SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after July 18, 2025, the balance sheet date, through July 24, 2025, the date the financial statement is available to be issued. Based upon this review, the Company did not identify any subsequent events, except as described below, that would have required adjustments or disclosure in the financial statement.

On July 24, 2025, the underwriters closed on the purchase of an additional 2,541,150 units pursuant to the exercise of the over-allotment option. In connection with this closing, the Sponsor forfeited 30,231 founder shares and an additional $25,411,500 was deposited into the Trust Account. No additional units of Private Placement Warrants were sold. The underwriters did not exercise the remaining portion of the over-allotment option, which was subsequently forfeited.